SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported) January 16, 2004


                              Millennium Cell Inc.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                  000-31083             22-3726792
(State or Other Jurisdiction    (Commission File         (IRS Employer
      of Incorporation)              Number)          Identification No.)


               1 Industrial Way West, Eatontown, New Jersey 07724
               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code (732) 542-4000


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events

     On February 18, 2004, Millennium Cell Inc. issued a press release announcing the completion of a $6 million private placement financing, part of a $10 million financing announced by the company on January 20, 2004. On February 17, 2004, the company issued a $6 million convertible debenture to an accredited investor having an initial conversion price of $3.30 per share. A copy of the press release is filed as Exhibit 99.1 to this report.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            MILLENNIUM CELL INC.
                            (Registrant)


                            By: /s/ Stephen S. Tang
                                -------------------
                                Stephen S. Tang, Ph.D.
                                President, CEO & Acting CFO

Dated:       February 18, 2004